UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 5, 2016

URBAN EDGE PROPERTIES
(Exact name of Registrant as specified in its charter)

Maryland	No. 001-36523	47-6311266
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York, NY 10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code: (212) 956-2556

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Financial Statements of Operating Partnership

Urban Edge Properties LP (the "Operating Partnership") is disclosing certain financial and related information. Urban Edge Properties (the "Company") is the sole general partner of the Operating Partnership. As of December 31, 2015, the Company held a 94.2% interest in the Operating Partnership with limited partners owning the remaining 5.8%. The Operating Partnership's consolidated and combined financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations are filed as exhibits to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:
99.1 - Consolidated and combined financial statements of Urban Edge Properties LP as of December 31, 2015 and 2014
and for the years ended December 31, 2015, 2014 and 2013
99.2 - Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2015
and 2014 and for the years ended December 31, 2015, 2014 and 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: August 5, 2016	By:	/s/ Mark Langer
Mark Langer, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Document

99.1	Consolidated and combined financial statements of Urban Edge Properties LP as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013